Exhibit 10.6

6-1162-ELP-0760

United Air Lines, Inc.

P. O. Box 66100

Chicago, IL 60601-0100

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Guarantee

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement including without limitation all attachments and amendments hereto (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A. Customer has requested [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

B. In response to Customer’s request Boeing offers the following [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Agreement

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0760

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Calculation of Target [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6. Reporting of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Data.

6.1 Within 90 days after the last day of each Reporting Period Customer will complete and return to Boeing Attachment D to provide to Boeing the data specified therein for that Reporting Period. Customer will report [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.2 Failure to provide the data specified in Article 6.1 to Boeing within the specified 90 day period shall constitute Customer’s acknowledgment that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] complies with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] subsequently should fail to perform in a manner consistent with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], however, Customer will, within 90 days after the last day of the Reporting Period in which such Noncompliance occurs, report to Boeing the data specified on Attachment D for all then-completed Reporting Periods of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7. Calculation of Actual [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Compliance with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1 Subject to the limitations described in Article 9, within 30 days after receiving Customer’s report pursuant to Article 6.0 for each Reporting Period, Boeing will use the data provided by the Customer in such report and the methodology in Attachment B to calculate the Cumulative Actual [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0760

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as of the end of such Reporting Period and will provide to Customer a report in content and form as shown in Attachment E. Boeing will convert values expressed in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as described in Attachment B in order to perform the computations and comparisons contemplated by this Letter Agreement. Monetary amounts determined and reported by Boeing will be expressed in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.2 If the data determined pursuant to Article 7.1 indicates that the performance of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the applicable Reporting Periods does not comply with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer will, upon request, submit to Boeing sufficient information to allow Boeing to verify:

7.2.1	the data reported by Customer pursuant to Article 6,

7.2.2	the data does not reflect assumptions other than those relied upon in developing the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

7.2.3	the data is consistent with all provisions of this Letter Agreement.

7.3 If after completing the verification and analysis described in Article 7.2, the data indicates that the performance of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the applicable Reporting Periods does not comply with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; provided that [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer, upon request, submits to Boeing such information as is necessary for Boeing to:

7.3.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0760

7.3.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.4 At Customer’s request Boeing will provide Customer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1 Should [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to Article 7.3 be appropriate:

8.1.1 Boeing will investigate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.2. Boeing will provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.3 If necessary, Boeing will initiate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.5. If at the end of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2 At Boeing’s request, Customer will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] provided by Boeing hereunder.

9. Conditions and Limitations.

9.1 If, with the intent of reducing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0760

9.2 Customer will promptly notify Boeing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.3 Upon reasonable notice to Customer, Boeing will have the right to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.4 Upon reasonable notice to Customer, Boeing may inspect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will not include any of the following [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. Notice

10.1 All reports submitted to Boeing will be addressed to the attention of:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Commercial Airplanes

P.O. Box 3707 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Fax: 206-237-1706

Seattle, Washington 98124-2207

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0760

10.2 All reports submitted to Customer will be addressed to the attention of:

United Air Lines, Inc.

P. O. Box 66100

Chicago, IL 60601-0100

11. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

12. Exclusive Remedy.

The remedies provided in Article 8 of this Letter Agreement are Customer’s exclusive remedies in the event of Noncompliance and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for Noncompliance, Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Noncompliance.

13. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

14. DISCLAIMER, RELEASE AND EXCLUSION.

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0760

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

Attachment A to

6-1162-ELP-0760

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

Attachment B to

6-1162-ELP-0760

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] – Attachment B

Attachment–B - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as described in this Attachment B [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] submitted in Attachment A, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reported in Attachment C and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reported in Attachment D.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Rate.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Indices.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Benchmark Method for Determining [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3 The methodology and the applicable factors will be used as set forth in paragraph 5.6 of this Attachment B to convert the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]_Guarantee

BOEING / UNITED PROPRIETARY

Attachment B to

6-1162-ELP-0760

3.4 Next Boeing will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.7 Then the methodology and the applicable factors set forth in paragraph 5.6 of this Attachment B will be applied to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Reporting Period [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Recalculation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]_Guarantee

BOEING / UNITED PROPRIETARY

Attachment C to

6-1162-ELP-0760

Attachment C – [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To:	United Air Lines, Inc.

Reference:	Letter Agreement No. 6-1162-ELP-0760 to Purchase Agreement No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Guarantee

Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reported pursuant to Article 5.2 of the referenced Letter Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

Attachment D to

6-1162-ELP-0760

To:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Boeing Commercial Airplanes P.O. Box 3707 Mail Code 2L-46 Fax: 425-237-1706 Seattle, Washington 98124-2207

Reference:	Letter Agreement No. 6-1162-ELP-0760 to Purchase Agreement No. 3427
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Subject:	Data reported pursuant to Article 6.0 of the referenced Letter Agreement.

Reporting Period No.

Beginning date                      ending date

Currency of the costs shown below:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

United Air Lines, Inc.

By	Date

Its

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

Attachment E to

6-1162-ELP-0760

To:	United Air Lines, Inc.

Reference:	Letter Agreement No. 6-1162-ELP-0760 to Purchase Agreement No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Guarantee

Subject:	Data reported pursuant to Article 7.0 of the referenced Letter Agreement.

Reporting Period No.

Beginning date              ending date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

Reported by

Its

Date

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY

Attachment F to

6-1162-ELP-0760

Attachment F – [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To:	United Air Lines, Inc.

Reference:	Letter Agreement No. 6-1162-ELP-0760 to Purchase Agreement No. 3427 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Guarantee

Subject:	Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantee

BOEING / UNITED PROPRIETARY